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                                    [LOGO]

[LOGO]                                                                    [LOGO]

VMT

                           VISTA MEDICAL TECHNOLOGIES, INC.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE IN        SEE REVERSE FOR CERTAIN DEFINITIONS
THE CITY OF BOSTON, MA OR NEW YORK, NY         AND A STATEMENT AS TO RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                   RESTRICTIONS, IF ANY




This Certifies that                              CUSIP 928369 10 7



is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER
                                    SHARE, OF

-------------------------VISTA MEDICAL TECHNOLOGIES, INC.----------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

 /S/ ILLEGIBLE                                   /S/ ILLEGIBLE

CHIEF FINANCIAL OFFICER                          PRESIDENT AND
AND SECRETARY                               CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
         BANKBOSTON, N.A.
           TRANSFER AGENT AND REGISTRAR

BY

 /S/ ILLEGIBLE

              AUTHORIZED SIGNATURE


                                     [SEAL]

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   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM - as tenants in common     UNIF GIFT MIN ACT -          Custodian
   TEN ENT - as tenants by the                            ---------         ----------
             entireties                                    (Cust)            (Minor)
   JT TEN  - as joint tenants with                        under Uniform Gifts to Minors
             right of survivorship                        Act
             and not as tenants                              ------------------------
             in common                                               (State)
                                      UNIF TRF MIN ACT  -           Custodian (until age     )
                                                          ----------                    ----
                                                            (Cust)
                                                                     under Uniform Transfers
                                                          -----------
                                                            (Minor)
                                                          to Minors Act --------------
                                                                           (State)



       Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,          hereby sell, assign and transfer unto
                      ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

     -------------------------------



                                   X
                                    -------------------------------------------
                                   X
                                    -------------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed








By
  --------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.